* December 4, 2013 Investor Presentation

* Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration under the Budget Control Act of 2011, as modified by the enactment of the Taxpayer Relief Act of 2012); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs, including the resolution of the Wichita matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the successful negotiation of definitive documentation relating to the resale of the SH-2G(I) aircraft, equipment and spare parts; (x) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (xi) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xii) the accuracy of current cost estimates associated with environmental remediation activities, including activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; (xiii) the profitable integration of acquired businesses into the Company's operations; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the future availability of credit, the ability of the Company to maintain its current credit rating and the impact on the Company's funding costs and competitive position if it is unable to do so; (xix) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xx) the effects of currency exchange rates and foreign competition on future operations; (xxi) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxii) future repurchases and/or issuances of common stock; and (xxiii) other risks and uncertainties set forth in our Annual presentation on Form 10-K for the year ended December 31, 2012. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation. Contact: Eric Remington V.P., Investor Relations (860) 243-6334 Eric.Remington@kaman.com

* Non-GAAP Figures Certain measures presented in this presentation are “Non-GAAP” items. These figures are denoted with an asterisk (*). Reconciliations from GAAP measures to the Non-GAAP measures are presented in Appendix I to this presentation and our recent earnings releases filed with the U.S. Securities and Exchange Commission.

* Business Strengths Secular trends helping to drive significant long-term growth opportunities in Aerospace and Distribution Improved balance across the Aerospace segment between commercial and defense programs Increasing content of bearing products on new platforms Higher commercial build rates driving bearing and aerostructure sales Select reset and service life extension programs ramping up Distribution business gaining scale and capabilities via acquisitions and enhancing complementary product platforms Investing in new product development and applications, acquisitions and technology for long-term growth Strong balance sheet to drive growth and strategic initiatives Experienced management team

* Kaman Corporation Overview AEROSPACE AEROSPACE AEROSPACE DISTRIBUTION Specialty Bearings & Engineered Products Fuzing & Precision Products Aerosystems Self-lube airframe bearings Traditional airframe bearings Flexible drive systems Bomb safe and arm fuzing devices Missile safe and arm fuzing devices High precision measuring systems Memory products Engineering design and testing Tooling design and manufacture Complex aerostructure machining, manufacture and assembly Helicopter MRO and support Bearing and power transmission products Fluid power products Electrical, automation and energy products Systems and services across all product groups Aerospace OEMs Aerospace subcontractors Distributors/aircraft operators U.S. and allied militaries Weapon system OEMs Aerospace OEMs Aerospace subcontractors Helicopter operators Virtually every industry in North America Mostly commercial customer base is expected to provide growth from new program wins and increasing build rates Exclusivity and significant backlog are expected to provide a stable revenue base “One Kaman” approach and design and build capabilities provide customers with a global integrated solution Offers customers single-source responsibility and accountability for a comprehensive portfolio of complimentary product lines Product Business Dynamic Customer

* Aerospace 40% 23% 12% 37% Distribution Kaman Corporation – 2012 Sales Overview 64% 36% Distribution Aerospace $1.6B Revenues 12%

* 2012 Sales: $581 million Aerospace 36%

* Aerospace Business Drivers Global integrated solutions and legacy prime contractor capabilities provide attractive outsourcing alternatives to commercial and defense OEMs and Super Tier 1s looking to increase flexibility and lower costs High margin specialty bearing and aerostructure businesses positioned to benefit from higher production levels at Boeing and Airbus Sole source long-term contractual position and solid backlog on key fuzing program provide stable revenue base Defense platforms provides exposure to key vertical lift and reset programs

* Aerospace OBJECTIVE: $1 billion in sales / margins in the “high teens” STRATEGY: DEPTH – Size/financial strength to address larger, integrated work packages from primes/OEMs and Tier 1s DIVERSITY – Balance portfolio through increased commercial content DIFFERENTIATION – Continue to move from build-to-print to design-and-build for higher margins and more defensible positions DEVELOPMENT – Increased, focused investments in our people and infrastructure to increase capabilities and drive improved performance

* Aerospace Sales Mix 2009 vs. 2012 2009 Sales = $501 million 2012 Sales = $581 million Defense Aerospace Fuzing Products Commercial Aerospace 31% 48% 21% 40% 37% 23%

* Fixed trailing edge Access doors Top covers Red denotes bearing products Nose landing gear Horizontal stabilizer Main landing gear Flaps Rudder Door assemblies Engine/thrust reverser Aircraft Programs/Capabilities Flight controls Doors Fixed leading edge

* Manufacture of cockpit Manufacture and assembly of tail rotor pylon Manufacture subassembly Blade manufacture, repair and overhaul Driveline couplings Bushings Flight control bearings Aircraft Programs/Capabilities Red denotes bearing products

* Market leading self lube airframe bearing product lines Content on virtually every aircraft manufactured today with a growing installed base Approximately 75% of sales are for commercial applications Proprietary technology: KAron® bearing liner system KAflex® and Tufflex® flexible couplings 95% of sales are for custom engineered applications Operational excellence through lean manufacturing World class application engineers and material scientists developing new applications

* USAF bomb fuze of choice USAF inventory levels are less than half desired quantity Recently awarded USAF contract extends sole source position into 2017 Backlog of more than $133 million as of 9/27/2013 27 foreign customers Bomb Compatibility JDAM Paveway II and III GBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54 BLU-109, 110, 111, 113, 117, 121, 122, 126 MK82/BSU-49, MK83/BSU-85, MK84/BSU-50 JPF Program

* 747-8 wing-to-body fairing A350 airframe bearings G280 winglet G7000/G8000 fixed leading edge AH-1Z cabin Learjet 85 composite door Trent 700 nacelle panels P-8 composite operator stations New Programs Provides incremental growth. Capitalizes on core competencies and broadening areas of expertise.

* Leveraging Customer Relationships – Bell/Textron Case Study Early 1980’s Developed a driveshaft for the U.S. Army’s UH-1 helicopter Mid 1980’s Developed technology to replace driveshaft's across the Bell fleet of commercial and military aircraft 2009 Awarded a five year $53M contract to build composite helo. blade skins and skin core assemblies for eight Bell models 2011 Awarded a contract with a potential value of more than $200 million to manufacture and assemble cabins for the AH-1Z – the largest structure ever outsourced by Bell 2013 Delivered significant structural components for the recently introduced Textron AirLand Scorpion prototype aircraft Continually providing quality value added solutions has led to an ever growing relationship, projected to exceed $40 million in sales annually

* New Global Aerospace Investments to Fuel Growth Lancashire, UK – new tooling facility 2. Höchstadt, Germany – new bearing manufacturing facility 3. Goa, India – composites manufacturing joint venture 2 1 3

* Aerospace – Sequestration Impact on Defense Programs We believe the diversity of our defense programs positions us well to weather potential budget cuts Joint Programmable Fuze – backlog through 2015, foreign demand, continued sole source F-35 (Joint Strike Fighter) – incremental business at any production level A-10 re-wing program for Boeing – reset, new business AH-1Z integrated fuselage for Bell/USMC – new business Broadly diverse revenue base mitigates risk from large program cancellations

* New Zealand SH-2G(I) Have entered into a $120 million contract with the New Zealand Ministry of Defence for the sale of ten Kaman SH-2G(I) aircraft Three year delivery schedule Work under this program has begun and $20 million in revenue is expected to be recognized in 2013 Program is expected to generate $60-65 million in cash over three years

* Unmanned K-MAX® Kaman/Lockheed teamed to provide an unmanned military version of the K-MAX helicopter K-MAX aircraft began performing unmanned cargo resupply missions in Afghanistan during December 2011 and have completed more than 1,600 missions and delivered more than 3.8 million pounds of cargo “It’s kind of the rock star of the Marine Corps unmanned aviation in the past year,” – Major Dave Funkhouser, Unmanned Aviation Capabilities Integration Officer, US Marine Corps Photograph by Corporal Lisa Tourtelot, United States Marine Corps.

* Distribution 2012 Sales: $1.01 Billion 64%

* Distribution Overview Industrial distribution firm with a $35 billion served market via three platforms Bearings and mechanical power transmission Fluid power Electrical automation and control Major product categories Bearings Mechanical and electrical power transmission Fluid Power Motion control Automation Material handling Electrical control and power distribution 235 locations and 5 distribution centers Executing growth strategy to achieve long-term sales and profit objectives

* Improved diversification of Distribution served end markets 64% 36% Bearings and Mechanical Power Transmission Fluid Power Electrical and Automation 2009 Sales = $.630 billion 2012 Sales = $1.012 billion

* Distribution OBJECTIVE: $1.5 billion in sales – 7% operating profit margin STRATEGY: SCALE THROUGH GROWTH – Broaden and diversify product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market PRODUCTIVITY – Recognize benefits from organizational realignment and implement multi-faceted technology investments PROFITABILITY – Recognize sales and cost synergies from the ten acquisitions completed from 2010 to 2013. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

Distribution Major Product Platforms

Product Platform	Bearings & Mechanical Power Transmission (BPT)	Fluid Power	Electrical Automation & Control
% of 2012 Sales (approximate)	61%	14%	25%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	• Industrial Supply Corp. • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings • Ohio Gear	• Catching Fluidpower • INRUMEC • Northwest Hose • Western Fluid Comp.	• Zeller • Minarik • Automation Technology • Target Electronic Supply
Major Suppliers	BALDOR A MEMBER OF THE ABB GROUP TIMKEN Where You Turn REXNORD SKF Gates	Parker	Schneider Electric BANNER NANOMOTION A Johnson Electric Company TURCK works KOLLMORGEN YASKAWA A World of Automation Solutions

KAMAN
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* Executing Strategy and Building Network

* Distribution ERP Technology Investments Technology investments will consolidate eleven disparate Distribution systems and numerous sub-systems to one state of the art enterprise-wide business system Infor Distribution SX.e is the leading distribution ERP solution Benefits CRM tool will provide critical info to sales teams driving higher volume Reduced transaction and response times will drive productivity gains Quotes and orders Support expediting requirements Electronic document exchange with customers and suppliers Ability to consolidate and analyze purchasing requirements will lower procurement costs and increase profitability

* Kaman Investment Merits A Leading Market Position in Both Business Segments Continued Focus on Earnings Growth, Cash Flow Generation and Strengthening Competitive Position Strong Liquidity and Conservative Financial Profile Disciplined and Focused Acquisition Strategy Experienced Management Team

* Financial Information

* Financial Highlights – Full Year 2012

* Financial Highlights – Q3 2013

* Balance Sheet, Capital Factors, and Cash Flow Items (In Millions) As of 9/27/13 As of 12/31/12 As of 12/31/11 Cash and Cash Equivalents $ 11.1 $ 16.6 $ 15.0 Notes Payable and Long-term Debt $ 286.7 $ 259.6 $ 205.2 Shareholders’ Equity $ 463.3 $ 420.2 $ 373.1 Debt as % of Total Capitalization 38.2% 38.2% 35.5% Capital Expenditures $ 30.1 $ 32.6 $ 28.8 Depreciation & Amortization $ 23.7 $ 28.4 $ 23.2 Free Cash Flow $ (5.3) $ 52.0 $ 15.0 * (1) (1) (1) (1) Year-to-date as of 9/27/2013

* Appendix I Non-GAAP Reconciliations

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Appendix II Executive Compensation & Corporate Governance

* Executive Compensation Aligned with Shareholder Interests Alignment with the market allows Company to attract and retain key talent Company and individual performance drive base salary, annual cash incentives and long-term incentives Total compensation only reaches the median of market when Company financial performance also is at the median of similar sized industrial companies The direct linkage to company financial performance serves shareholder interests SERP and Pensions benefit accruals ended in 2010 Perquisites have been substantially curtailed for executive officers (MERP, financial counseling, tax planning)

* Compensation Components Base Salary Annual Cash Incentive Long-Term Incentive Benefit Plans – Same health and welfare plans as other employees Car Allowance – Limited to executive officers and business unit heads Perquisites – Other executive perquisites substantially curtailed Executive Employment Agreements – Limited to four key executives All compensation components compared to industrial surveys of similar sized companies every 2-3 years Total compensation is driven by company and individual performance 79% of CEO’s compensation in 2012 was performance related Targeted at the median of industrial companies of similar size

* Performance-Driven Annual Cash Incentive Annual cash incentive driven by financial performance Corporate – compared against the 5-year average of Russell 2000: Return on Investment EPS growth EPS performance against plan Individual Performance Business Units – compared against targets Return on Investment Year over year growth in operating income Year over year growth in sales Controllable cash flow Reviewed and approved by the Personnel and Compensation Committee of the Board of Directors

* Corporate Governance Strong and Independent Board of Directors Ten members; nine are independent with no relationship to the Company other than Board service Independent Lead Director in place since 2002 Board has majority voting policy for director elections Directors have broad senior leadership qualifications: Chief executive or chief financial officer roles Industry experience includes aerospace, defense, engineering, distribution and financial services, both domestic and international Most all directors serve on the board of other public companies (generally not more than three)